Acquisitions And Development	12 Months Ended
Dec. 31, 2012
Acquisitions And Development [Abstract]
Acquisitions And Development

Note 3. Acquisitions and Development

During the year ended December 31, 2012 we acquired the following wholly-owned property.

Dowell, Maryland Hilton Garden Inn
Acquisition date	May 25, 2012
Land	$1,400
Building and improvements	9,735
Furniture and equipment	365

Investment in hotel	$11,500

Purchase price	$11,500

Acquisition costs, included in Acquisition, termination expense	$162

The fair values for the assets acquired are reflected in the table above. Included in the consolidated statement of operations for the twelve months ended December 31, 2012 are total revenues of $2.2 million and total net income of $0.6 million.

There were no acquisitions and no properties under construction or redevelopment during 2011 or 2010.